EXHIBIT 10.4

Change of Control Agreement between Premier Bancorp, Inc., Premier Bank and Bruce E. Sickel (Incorporated by reference to Exhibit 10.4 to the Company's Quarterly Report on Form 10-QSB filed with the SEC on November 13, 1998).

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